--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 2003

                                   ----------

                          SAN JUAN BASIN ROYALTY TRUST
             (Exact name of registrant as specified in its charter)


            Texas                           1-8032                   75-6279898
       (State or other             (Commission File Number)       (I.R.S. Employer
jurisdiction of incorporation)                                 Identification Number)

 TexasBank, Trust Department
    2525 Ridgmar Boulevard                                              76116
      Fort Worth, Texas                                              (Zip code)
    (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (866) 809-4553

                                       N/A
         (Former name or former address, if changed since last report.)

--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

         On February 10, 2003, TexasBank, in its capacity as trustee of the San Juan Basin Royalty Trust (the "Trust"), issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the capital project plan for 2003 as delivered to it by Burlington Resources Oil & Gas Company LP as well as revisions to the 2002 capital budget estimate. The press release states, among other things, that capital expenditures for 2003 for properties subject to the Trust's royalty interest are estimated to be $14.1 million.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1     Press release, dated February 10, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TEXASBANK, AS TRUSTEE FOR THE
                                            SAN JUAN BASIN ROYALTY TRUST
                                            (Registrant)



                                            By: /s/ Lee Ann Anderson
                                               ---------------------------------
                                                Lee Ann Anderson
                                                Vice President and Trust Officer

Date:    February 24, 2003

               (The Trust has no directors or executive officers.)